                                                                   EXHIBIT 10.26

                    INTELLECTUAL PROPERTY SECURITY AGREEMENT

         This Intellectual Property Security Agreement (this "IP AGREEMENT") is made as of the Effective Date, by and between Poly Circuits, Inc., an Illinois corporation ("GRANTOR"), and Silicon Valley Bank, a California banking corporation ("BANK").

                                    RECITALS

         A. Bank will make advances to Grantor ("ADVANCES") as described in the Accounts Receivable Finance Agreement (the "FINANCING AGREEMENT"), but only if Grantor grants Bank a security interest in its Copyrights, Trademarks, Patents, and Mask Works. Defined terms used but not defined herein shall have the same meanings as in the Financing Agreement.

         B. Pursuant to the terms of the Financing Agreement, Grantor has granted to Bank a security interest in all of Grantor's right title and interest, whether presently existing or hereafter acquired in, to and under all of the Collateral.

         NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged and intending to be legally bound, as collateral security for the prompt and complete payment when due of Grantor's Indebtedness under the Financing Agreement, Grantor hereby represents, warrants, covenants and agrees as follows:

         1. Grant of Security Interest. As collateral security for the prompt and complete payment and performance of all of Grantor's present or future Indebtedness, obligations and liabilities to Bank, Grantor hereby grants a security interest in all of Grantor's right, title and interest in, to and under its Intellectual Property Collateral (all of which shall collectively be called the "INTELLECTUAL PROPERTY COLLATERAL"), including, without limitation, the following:

                  (a) Any and all copyright rights, copyright applications, copyright registrations and like protections in each work or authorship and derivative work thereof, whether published or unpublished and whether or not the same also constitutes a trade secret, now or hereafter existing, created, acquired or held, including without limitation those set forth on EXHIBIT A attached hereto (collectively, the "COPYRIGHTS");

                  (b) Any and all trade secrets, and any and all intellectual property rights in computer software and computer software products now or hereafter existing, created, acquired or held;

                  (c) Any and all design rights which may be available to Grantor now or hereafter existing, created, acquired or held;

                  (d) All patents, patent applications and like protections including, without limitation, improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same, including without limitation the patents and patent applications set forth on EXHIBIT B attached hereto (collectively, the "PATENTS");

                  (e) Any trademark and servicemark rights, whether registered or not, applications to register and registrations of the same and like protections, and the entire goodwill of the business of Grantor connected with and symbolized by such trademarks, including without limitation those set forth on EXHIBIT C attached hereto (collectively, the "TRADEMARKS")

                  (f) All mask works or similar rights available for the protection of semiconductor chips, now-owned or hereafter acquired, including, without limitation those set forth on EXHIBIT D attached hereto (collectively, the "MASK WORKS");

                  (g) Any and all claims for damages by way of past, present and future infringements of any of the rights included above, with the right, but not the obligation, to sue for and collect such damages for said use or infringement of the intellectual property rights identified above;

                  (h) All licenses or other rights to use any of the Copyrights, Patents, Trademarks, or Mask Works and all license fees and royalties arising from such use to the extent permitted by such license or rights;

                  (i) All amendments, extensions, renewals and extensions of any of the Copyrights, Trademarks, Patents, or Mask Works; and

                  (j) All proceeds and products of the foregoing, including without limitation all payments under insurance or any indemnity or warranty payable in respect of any of the foregoing.

         2. Authorization and Request. Grantor authorizes and requests that the Register of Copyrights and the Commissioner of Patents and Trademarks record this IP Agreement.

         3. Covenants and Warranties. Grantor represents, warrants, covenants and agrees as follows:

                  (a) Grantor is now the sole owner of the Intellectual Property Collateral, except for nonexclusive licenses granted by Grantor to its customers in the ordinary course of business.

                  (b) Performance of this IP Agreement does not conflict with or result in a breach of any IP Agreement to which Grantor is bound, except to the extent that certain intellectual property agreements prohibit the assignment of the rights thereunder to a third party without the licensor's or other party's consent and this IP Agreement constitutes a security interest.

                  (c) During the term of this IP Agreement, Grantor will not transfer or otherwise encumber any interest in the Intellectual Property Collateral, except for non-exclusive licenses granted by Grantor in the ordinary course of business or as set forth in this IP Agreement;

                  (d) To its knowledge, each of the Patents is valid and enforceable, and no part of the Intellectual Property Collateral has been judged invalid or unenforceable, in whole or in part, and no claim has been made that any part of the Intellectual Property Collateral violates the rights of any third party;

                  (e) Grantor shall promptly advise Bank of any material adverse change in the composition of the Collateral, including but not limited to any subsequent ownership right of the Grantor in or to any Trademark, Patent, Copyright, or Mask Work specified in this IP Agreement;

                  (f) Grantor shall (i) protect, defend and maintain the validity and enforceability of the Trademarks, Patents, Copyrights, and Mask Works deemed material by the Borrower in its reasonable business judgment, (ii) use its reasonable efforts to detect infringements of the Trademarks, Patents, Copyrights, and Mask Works and promptly advise Bank in writing of material infringements detected and (iii) not allow any Trademarks, Patents, Copyrights, or Mask Works which Borrower deems material in its reasonable business judgment to be abandoned, forfeited or dedicated to the public without the written consent of Bank, which shall not be unreasonably withheld, unless Grantor determines that reasonable business practices suggest that abandonment is appropriate.

                  (g) Grantor shall promptly register the most recent version of any of Grantor's Copyrights, if not so already registered, and shall, from time to time, execute and file such other instruments, and take such further actions as Bank may reasonably request from time to time to perfect or continue the perfection of Bank's interest in the Intellectual Property Collateral;

                  (h) This IP Agreement creates, and in the case of after acquired Intellectual Property Collateral, this IP Agreement will create at the time Grantor first has rights in such after acquired Intellectual Property Collateral, in favor of Bank a valid and perfected first priority security interest in the Intellectual Property Collateral in the United States securing the payment and performance of the obligations evidenced by the Financing Agreement upon making the filings referred to in clause (i) below;

                  (i) To its knowledge, except for, and upon, the filing with the United States Patent and Trademark office with respect to the Patents and Trademarks and the Register of Copyrights with respect to the Copyrights and Mask Works necessary to perfect the security interests created hereunder and except as has been already made or obtained, no authorization, approval or other action by, and no notice to or filing with, any U.S. governmental authority of U.S. regulatory body is required either (i) for the grant by Grantor of the security interest granted hereby or for the execution, delivery or performance of this IP Agreement by Grantor in the U.S. or (ii) for the perfection in the United States or the exercise by Bank of its rights and remedies thereunder;

                  (j) All information heretofore, herein or hereafter supplied to Bank by or on behalf of Grantor with respect to the Intellectual Property Collateral is accurate and complete in all material respects.

                  (k) Grantor shall not enter into any agreement that would materially impair or conflict with Grantor's obligations hereunder without Bank's prior written consent, which consent shall not be unreasonably withheld. Grantor shall not permit the inclusion in any material contract to which it becomes a party of any provisions that could or might in any way prevent the creation of a security interest in Grantor's rights and interest in any property included within the definition of the Intellectual Property Collateral acquired under such contracts, except that certain contracts may contain anti-assignment provisions that could in effect prohibit the creation of a security interest in such contracts.

                  (l) Upon any executive officer of Grantor obtaining actual knowledge thereof, Grantor will promptly notify Bank in writing of any event that materially adversely affects the value of any material Intellectual Property Collateral, the ability of Grantor to dispose of any material Intellectual Property Collateral of the rights and remedies of Bank in relation thereto, including the levy of any legal process against any of the Intellectual Property Collateral.

         4. Bank's Rights. Bank shall have the right, but not the obligation, to take, at Grantor's sole expense, any actions that Grantor is required under this IP Agreement to take but which Grantor fails to take, after fifteen (15) days' notice to Grantor. Grantor shall reimburse and indemnify Bank for all reasonable costs and reasonable expenses incurred in the reasonable exercise of its rights under this section 4.

         5. Inspection Rights. Grantor hereby grants to Bank and its employees, representatives and agents the right to visit, during reasonable hours upon prior reasonable written notice to Grantor, and any of Grantor's plants and facilities that manufacture, install or store products (or that have done so during the prior six-month period) that are sold utilizing any of the Intellectual Property Collateral, and to inspect the products and quality control records relating thereto upon reasonable written notice to Grantor and as often as may be reasonably requested, but not more than one (1) in every six
(6) months; provided, however, nothing herein shall entitle Bank access to Grantor's trade secrets and other proprietary information.

         6.       Further Assurances; Attorney in Fact.

                  (a) On a continuing basis, Grantor will, subject to any prior licenses, encumbrances and restrictions and prospective licenses, make, execute, acknowledge and deliver, and file and record in the proper filing and recording places in the United States, all such instruments, including appropriate financing and continuation statements and collateral agreements and filings with the United States Patent and Trademarks Office and the Register of Copyrights, and take all such action as may reasonably be deemed necessary or advisable, or as requested by Bank, to perfect Bank's security interest in all Copyrights, Patents, Trademarks, and Mask Works and otherwise to carry out the intent and purposes of this IP Agreement, or for assuring and confirming to Bank the grant or perfection of a security interest in all Intellectual Property Collateral.

                  (b) Grantor hereby irrevocably appoints Bank as Grantor's attorney-in-fact, with full authority in the place and stead of Grantor and in the name of Grantor. Bank or otherwise, from time to time in Bank's discretion, upon Grantor's failure or inability to do so, to take any action and to execute any instrument which Bank may deem necessary or advisable to accomplish the purposes of this IP Agreement, including:

                           (i)      To modify, in its sole discretion, this IP
Agreement without first obtaining Grantor's approval of or signature to such modification by amending Exhibit A, Exhibit B, Exhibit C, and Exhibit D hereof, as appropriate, to include reference to any right, title or interest in any Copyrights, Patents, Trademarks or Mask Works acquired by Grantor after the execution hereof or to delete any reference to any right, title or interest in any Copyrights, Patents, Trademarks, or Mask Works in which Grantor no longer has or claims any right, title or interest; and

                           (ii)     To file, in its sole discretion, one or more
financing or continuation statements and amendments thereto, relative to any of the Intellectual Property Collateral without the signature of Grantor where permitted by law.

         7. Events of Default. The occurrence of any of the following shall constitute an Event of Default under this IP Agreement:

                  (a)      An Event of Default occurs under the Financing
Agreement; or

                  (b) Grantor breaches any warranty or agreement made by Grantor in this IP Agreement.

         8. Remedies. Upon the occurrence and continuance of an Event of Default, Bank shall have the right to exercise all the remedies of a secured party under the California Uniform Commercial Code, including without limitation the right to require Grantor to assemble the Intellectual Property Collateral and any tangible property in which Bank has a security interest and to make it available to Bank at a place designated by Bank. Bank shall have a nonexclusive, royalty free license to use the Copyrights, Patents, Trademarks, and Mask Works to the extent reasonably necessary to permit Bank to exercise its rights and remedies upon the occurrence of an Event of Default. Grantor will pay any expenses (including reasonable attorney's fees) incurred by Bank in connection with the exercise of any of Bank's rights hereunder, including without limitation any expense incurred in disposing of the Intellectual Property Collateral. All of Bank's rights and remedies with respect to the Intellectual Property Collateral shall be cumulative.

         9. Indemnity. Grantor agrees to defend, indemnify and hold harmless Bank and its officers, employees, and agents against: (a) all obligations, demands, claims, and liabilities claimed or asserted by any other party in connection with the transactions contemplated by this IP Agreement, and
(b) all losses or expenses in any way suffered, incurred, or paid by Bank as a result of or in any way arising out of, following or consequential to transactions between Bank and Grantor, whether under this IP Agreement or otherwise (including without limitation, reasonable attorneys fees and reasonable expenses), except for losses arising from or out of Bank's gross negligence or willful misconduct.

         10. Reassignment. At such time as Grantor shall completely satisfy all of the obligations secured hereunder, Bank shall execute and deliver to Grantor all deeds, assignments, and other instruments as may be reasonably necessary or proper to reinvest in Grantor title to the property to the extent assigned hereunder, subject to any disposition thereof which may have been made by Bank pursuant hereto.

         11. Course of Dealing. No course of dealing, nor any failure to exercise, nor any delay in exercising any right, power or privilege hereunder shall operate as a waiver thereof.

         12. Attorneys' Fees. If any action relating to this IP Agreement is brought by either party hereto against the other party, the prevailing party shall be entitled to recover reasonable attorneys' fees, costs and disbursements.

         13. Amendments. This IP Agreement may be amended only by a written instrument signed by both parties hereto.

         14. Counterparts. This IP Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute the same instrument.

         15. Law and Jurisdiction. This IP Agreement shall be governed by and construed in accordance with the laws of the State of California, without regard for choice of law provisions. Grantor and Bank consent to the nonexclusive jurisdiction of any state or federal court located in Santa Clara County, California.

         16. Confidentiality. In handling any confidential information, Bank shall exercise the same degree of care that it exercises with respect to its own proprietary information of the same types to maintain the confidentiality of any non-public information thereby received or received pursuant to this IP Agreement except that the disclosure of this information may be made (i) to the affiliates of the Bank, (ii) to prospective transferee or purchasers of an interest in the obligations secured hereby, provided that they have entered into comparable confidentiality agreement in favor of Grantor and have delivered a copy to Grantor, (iii) as required by law, regulation, rule or order, subpoena judicial order or similar order and (iv) as may be required in connection with the examination, audit or similar investigation of Bank.

                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the parties hereto have executed this Intellectual Property Security Agreement as of the Effective Date of the Financing Agreement.

ADDRESS OF GRANTOR:                    GRANTOR:

475 Industrial Drive                   POLY CIRCUITS, INC.,
West Chicago, IL                       an Illinois corporation
60185

                                       By:     _________________________________
                                       Name:   _________________________________
                                       Title:  _________________________________

Exhibit "A" attached to that certain Intellectual Property Security Agreement dated as of the Effective Date of the Financing Agreement.

                                   EXHIBIT "A"

                                   COPYRIGHTS

SCHEDULE A - ISSUED COPYRIGHTS

COPYRIGHT DESCRIPTION                   REGISTRATION NUMBER     DATE OF ISSUANCE
---------------------                   -------------------     ----------------

SCHEDULE B - PENDING COPYRIGHT APPLICATIONS

                                                                  FIRST DATE OF
                           APPLICATION    DATE OF                    PUBLIC
COPYRIGHT DESCRIPTION         NUMBER       FILING    CREATION     DISTRIBUTION
---------------------      -----------    -------    --------     --------------

SCHEDULE C - UNREGISTERED COPYRIGHTS (Where No Copyright Application is Pending)

                                                                                       DATE AND
                                                                                      RECORDATION
                                                                                     NUMBER OF IP
                                                                                     AGREEMENT TO
                                                                                       OWNER OF
                                                                                      GRANTOR (IF
                                                                ORIGINAL                ORIGINAL
                                                                AUTHOR OR               AUTHOR OR
                                                                 OWNER OF               OWNER OF
                                                              COPYRIGHT (IF           COPYRIGHT IS
 COPYRIGHT            DATE OF            FIRST DATE OF        DIFFERENT FROM         DIFFERENT FROM
DESCRIPTION          CREATION            DISTRIBUTION            GRANTOR)                GRANTOR)
---------------  -----------------  ----------------------  ------------------   ----------------------

Exhibit "B" attached to that certain Intellectual Property Security Agreement dated as of the Effective Date of the Financing Agreement.

                                   EXHIBIT "B"

                                     PATENTS

                                DOCKET                                        FILING
PATENT DESCRIPTION                NO.         COUNTRY         SERIAL NO.       DATE        STATUS
------------------------    ------------   -------------  ----------------  ----------   -----------

Exhibit "C" attached to that certain Intellectual Property Security Agreement dated as of the Effective Date of the Financing Agreement.

                                   EXHIBIT "C"

                                   TRADEMARKS

 TRADEMARK DESCRIPTION        COUNTRY        SERIAL NO.       REG. NO.        STATUS
------------------------    ------------   -------------  ----------------  ----------

Exhibit "D" attached to that certain Intellectual Property Security Agreement dated as of the Effective Date of the Financing Agreement.

                                   EXHIBIT "D"

                                   MASK WORKS

 MASK WORK DESCRIPTION        COUNTRY        SERIAL NO.       REG. NO.        STATUS
------------------------    ------------   -------------  ----------------  ----------

                            VALIDITY INDEMNIFICATION

To:      Silicon Valley Bank

RE: That certain Accounts Receivable Financing Agreement dated as of the Effective Date (defined therein) (the "AGREEMENT"), between M-Wave, Inc., a Delaware corporation and Poly Circuits, Inc., an Illinois corporation (collectively referred to herein as "BORROWER") and Silicon Valley Bank ("BANK")

         I am the chairman and chief executive officer of Borrower and have read and understand the Agreement. Capitalized words not defined here are defined in the Agreement. To induce you to extend financial accommodations to Borrower under the Agreement, I personally warrant and represent the following:

         1. All Financed Receivables reported to you on behalf of Borrower, such as agings, transmittals, compliance certificates, collateral reports or financial statements, are genuine obligations of Account Debtors from the sale and completed delivery of merchandise or services rendered by Borrower (the "SOLD GOODS") in the ordinary course of its business in complete performance of that Account Debtors order.

         2. All proceeds of the Financed Receivables such as checks, drafts, notes, letters of credit and acceptances Borrower receives will be held in trust for you and immediately forwarded to you.

         3. No Financed Receivables are subject to any material offsets, defenses or counterclaims, nor will Borrower impede or interfere with the collection or payment of the Financed Receivables.

         4. Sold Goods will be Borrower's sole property until sale and both Financed Receivables and Sold Goods will be free of all liens and security interests except those of Silicon Valley Bank.

         5. The due dates of the Financed Receivables reported to Silicon Valley Bank will be accurate.

         6. Borrower will promptly report all disputes, rejections, returns and resales of Sold Goods and all credits it allows on Financed Receivables.

         7. All Borrower's reports such as those about the Financed Receivables, other Accounts and Inventory will be accurate except for minor inadvertent errors.

         8. Seller will not sell its Inventory except in the ordinary course of business.

         I hereby indemnify and hold Silicon Valley Bank harmless from any direct or consequential damage or loss which it sustains from the breach of any of my representations or warranties (which continue and are irrevocable while the Borrower is indebted to Silicon Valley Bank), or its reliance (whether reasonable or not) on any misstatement (intentional or not), fraud, deceit or criminal act of Borrower's officers, employees, or agents, or any costs (including reasonable attorneys' fees and expenses) Silicon Valley Bank incurs enforcing its rights. I will pay any loss, cost or damage on upon demand.

         My obligations are in addition to and not in lieu of Borrower's obligations under the Agreement. This Validity Indemnification does not impair or modify or otherwise affect the Agreement. This Validity Indemnification binds me and my personal representatives, successors and assigns.

Date: April____,2004

                                        Very truly yours,

                                        ________________________________________
                                        Name: Joseph A. Turek
                                        Social Security Number: ________________
                                        Address: ____________________
                                        City/ST/Zip: ___________________
                                        Telephone: ___________________